Annual Fund Operating Expenses - Grayscale Bitcoin Premium Income ETF [Member]	Mar. 28, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.65%
Other Expenses (as a percentage of Assets):	0.00%	[1]
Acquired Fund Fees and Expenses	0.01%	[2]
Expenses (as a percentage of Assets)	0.66%

[1]	Estimated for the current fiscal year.
[2]	“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including funds which invest exclusively in money market instruments. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.